SECURITY AGREEMENT

     SECURITY AGREEMENT (the "Agreement"), dated as of July 10, 1998, by and among CELLULARVISION OF NEW YORK, L.P., a Delaware limited partnership (the "Company"), CELLULARVISION USA, INC., a Delaware corporation ("Parent"), and WINSTAR COMMUNICATIONS, INC., a corporation organized under the laws of the State of Delaware ("Lender").

     WHEREAS, the Company, Parent and the Lender have entered into (i) a Loan Agreement (as may be amended from time to time, the "Loan Agreement") dated as of the date hereof, providing for, among other things, the making of loans (the "Loans" and the promissory notes issued by the Company to the Lender pursuant thereto are herein referred to as the "Notes"), in the aggregate principal amount of up to $12,500,000, and (ii) a Purchase Agreement (as defined in the Loan Agreement) providing for the sale by the Company to the lender of the "850 MHz License" (as defined in the Purchase Agreement);

     WHEREAS, the Company, Parent and the lender have entered into this Agreement for the purpose of granting a security interest in the Collateral (as defined in this Agreement) in order to secure the Obligations (as defined in this Agreement) for the benefit of the Lender;

     NOW, THEREFORE, in consideration of the premises, the terms and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency to which are hereby acknowledged, the parties hereto hereby agree as follows:

1.       GENERAL DEFINITIONS.

     1.1 Defined Terms. When used herein, the following terms have the respective meanings set forth below or set forth in the Section of this Agreement following such term:

     Accounts -- Section 2.1 (a)(i).

     Affiliate -- has the meaning given such term in the Loan Agreement.

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     Agreement -- this Security Agreement, as may be amended from time to time.

     Collateral -- Section 2.1 (c).

     Company -- the first paragraph of this Agreement.

     Control -- means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

     850 MHz  License  -- has  the  meaning  given  such  term  in the  Purchase
Agreement.

     Event of Default -- Section 3.1.

     Fair Market Value -- at any time with respect to any Property, means the sale value of such Property that would be realized in an arm's-length sale at such time between an informed and willing buyer, and an informed and willing seller, under no compulsion to buy or sell, respectively.

     FCC -- Federal Communications Commission.

     Insurance Policies -- insurance policies covering loss or damage to the Collateral by fire, theft, explosion, spoilage and all other hazards and risks against which the Company insures the Collateral.

     Interests -- Section 2.1(b)(i).

     Inventory -- Section 2.1 (a)(ii).


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     Investments  -- all  investments,  made in cash or by delivery of Property, whether by acquisition of stock, indebtedness or other obligation or Security, or by loan, advance or capital contribution, or otherwise.

     Lender -- the first paragraph of this Agreement.

     Lien -- any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest or lien arising from a mortgage, assignment, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property owned by a Person. For the purposes of this Agreement, a Person shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

     Loan Agreement - the first recital of this Agreement.

     Loans -- the first recital of this Agreement.

     Notes -- the first recital of this Agreement.

     Obligations -- collectively, (i) the unpaid principal of, and interest (including, without limitation, interest accruing at the default rate and interest accruing at the applicable rate on or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company or Parent, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) on the Notes and all other obligations and liabilities of the Company and Parent to the Lender, whether direct or indirect, absolute or contingent, due or to become

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due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Loan Agreement, the Notes, this Agreement and any other document made, delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Lender) or otherwise and (ii) any and all payments due to the Lender from the Company and Parent pursuant to the Purchase Agreement including, without limitation, the "Expense Reimbursement" and the "Termination Fee" (as each is defined therein).

     Parent -- the first paragraph of this Agreement.

     Person -- an individual, partnership, corporation, trust, limited liability company, limited liability partnership or unincorporated association or organization, joint venture or other entity, or a government or agency or political subdivision thereof.

     Pledged Securities -- Section 2.1 (b)(i).

     Property -- any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

     Purchase Agreement -- the first recital of this Agreement.

     Security -- shall have the same meaning as set forth in Section 2(1) of the Securities Act of 1933, as amended.

     Security Interest -- shall mean the security interest in the Collateral granted to the Lender hereunder.

     Shares -- Section 2.1 (b)(i).


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     Subsidiary  -- at any time means a  corporation  of which the Parent  owns, directly or indirectly, more than fifty percent (50%) of all of the equity Securities (and Securities convertible into equity Securities) and Voting Stock.

     Voting  Stock  --  means  capital  stock  of  any  class  or  classes  of a corporation the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

     1.2 Other Terms. All other terms contained in this Agreement shall have, when the context so indicates, the meanings provided for by the Uniform Commercial Code of the State of New York to the extent the same are used or defined therein.

2.   COLLATERAL.

     2.1 Security Interest in the Collateral. (a) To secure the prompt payment and performance of the Obligations when and as due, the Company and Parent each hereby grants to the Lender a continuing security interest in and to all Property of each of the Company and Parent, including but not limited to, the Property specified below in this Section 2.1 (a), whether now owned or existing or hereafter acquired or arising and wheresoever located:

          (i) all accounts, accounts receivable, contract rights related to or arising from any account, notes, documents, chattel paper, instrument acceptances, drafts or other forms of obligations and receivables arising from the sale or lease of inventory or rendition of services in the ordinary course of business or otherwise (collectively, the "Accounts");

          (ii) all inventory (whether held for sale or lease or to be furnished under contracts of service), raw materials, work in process, and materials used or consumed in the conduct of business, including all goods, inventory


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     and  merchandise  returned by or reclaimed or  repossessed  from  customers wherever such goods, inventory and merchandise are located (collectively, the "Inventory");

          (iii) all machinery, equipment, fixtures, furnishings, furniture, appliances and motor vehicles (whether certificated or not);

          (iv) all general intangibles, including but not limited to all patents, patent applications, copyrights, trademarks, trade names, licenses, permits, deposit accounts, contract rights, royalty rights, tax refunds, unearned insurance premium refunds, insurance or condemnation proceeds (whether or not representing proceeds of other Collateral described in this Section 2.1 (a)), choses and rights-in-action, beneficial interests in any trust, joint venture or partnership rights, warranty rights, certificates, rights under consulting, service, non-compete or other similar agreements, blueprints and drawings, but not including licenses granted to the Company or Parent by the FCC;

          (v) all moneys, investment property and Property of any kind, now or at any time or times hereafter, in the possession or under the control of the Lender or a bailee of the Lender;

          (vi) all proceeds from the sale or other disposition of licenses granted to the Company or Parent by the FCC;

          (vii) all accessions to, substitutions for and all replacements, products and proceeds of the Property described in clauses 2.1(a) (i),
     (ii), (iii), (iv), (v) and (vi) above, including, without limitation, proceeds of the Insurance Policies; and

          (viii) all books and records (including, without limitation, customer lists, credit files, computer programs, printouts, and other computer materials and records) pertaining to any of the Property described in clauses 2.1 (a) (i), (ii), (iii), (iv), (v), (vi) and (vii) above.


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     (b) To secure the prompt payment and  performance of the  Obligations  when and as due, Parent hereby grants to the Lender a continuing security interest in and to all Property of the Parent specified below in this Section 2.1 (b) whether now owned or existing or hereafter acquired or arising and wheresoever located:

          (i) (A) the shares of stock described in Exhibit A hereto (the "Shares"), which shares represent one hundred percent (100%) of the issued and outstanding shares of capital stock of CellularVision Capital Corp. and all securities convertible or exchangeable into such capital stock, (B) all limited partnership interests in the Company (the "Interests") (the Shares and the Interests being referred to herein collectively as the "Pledged Securities"), (C) the certificates and instruments representing the Pledged Securities and (D) subject to Section 2.5 hereof, all dividends, cash,
     securities  (including,   without  limitation,  any  securities  issued  in
     connection with stock dividends or stock splits), instruments and other Property from time to time paid, payable or otherwise distributed in respect of or in exchange for any or all of the Pledged Securities;

          (ii) all substitutions for and all replacements, products and proceeds of the Property described in clause 2.1 (b)(i) above; and

          (iii) all books and records pertaining to any of the Property described in clauses 2.1 (b)(i) and (ii) above.

     (c) All of the Property described in these Sections 2.1(a) and (b) and all other Property which shall, from time to time, secure the Obligations are herein collectively referred to as the "Collateral."

     2.2 Representations and Warranties. The Company and Parent each hereby represents and warrants that:

     (a) Except for the Pledged Securities owned by Parent, all other Collateral is owned by the Company or Parent. Parent is the sole owner of the Pledged Securities.

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         No other Person has any right, title, interest, claim, or Lien therein, thereon, or thereto to the Collateral other than Liens permitted to exist by the Loan Agreement.

     (b) It has executed and will file and will execute and cause to be filed Uniform Commercial Code financing statements hereof in the appropriate public offices of the states where the Collateral is presently located, such that the Lender, upon such filings, will have a perfected first priority Security Interest in such of the Collateral as to which perfection is obtained by such uniform commercial code filings.

     (c) the Shares constitute one hundred percent (100%) of the issued and outstanding shares of capital stock of CellularVision Capital, Inc. and the Interests constitute one hundred percent (100%) of the issued and outstanding limited partnership interests in the Company, and there exist no outstanding options, warrants, convertible securities or other rights, contingent or absolute, to acquire such capital stock or limited partnership interests.

     (d) It has not, during the preceding five (5) years, been known by or used any other corporate, fictitious or trade names. It has not, during the preceding five (5) years, been the surviving corporation of a merger or consolidation or acquired all or substantially all of the assets of any Person.

     (e) The chief executive office of the Company and Parent is located at 140 58th Street, Lot 7E, Brooklyn, New York 11220.

     (f) The tangible Collateral of the Company and Parent is now located at the locations set forth in Exhibit B hereto.

     2.3 Covenants. The Company and Parent each hereby covenants as follows:

     (a) It shall keep the Collateral free of all Liens and the claims of all Persons, except Liens permitted to exist on the Property by the Loan Agreement.

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     (b) It shall  pay and  discharge  when due all  taxes,  levies,  and  other charges upon the Collateral and upon the goods evidenced by any documents constituting Collateral and shall indemnify and defend the Lender against and save it harmless from all liabilities arising from such taxes, levies and other charges. This indemnity shall include reasonable attorneys' fees and legal expenses.

     (c) Except as allowed or permitted by the Loan Agreement, it shall not sell, lease, transfer or otherwise dispose of any Collateral, and shall not move any tangible Collateral from its location other than the sale and removal of inventory in the ordinary course of business, without the written consent of the Lender.

     (d) It shall give the Lender written notice (and, in any event, no later than thirty (30) days after the date thereof) of (i) any change in its name, chief executive office or the office where it maintains its books and records pertaining to Accounts and (ii) the movement or location of any Collateral to or at, as the case may be, a location other than as set forth in Exhibit B hereto.

     2.4 Further Assurances. The Company and Parent will, from time to time and at its own expense, promptly execute, acknowledge, witness and deliver and file and record, as appropriate, such specific and further assignments of all or any portion of the Collateral and such other documents or instruments, and shall take or cause to be taken such other action as the Lender may reasonably request for the perfection against it and all other Persons whomsoever of the Security Interest, or for the continuation and protection thereof, and promptly furnish to the Lender evidence satisfactory to the Lender of such action. Without limiting the generality of the foregoing, the Company and Parent shall execute, acknowledge, witness and/or deliver such financing and continuation statements, instruments, documents, notices and additional security agreements, make such notations on its records and take such other action as may be requested by the Lender. Unless prohibited by law, the Company and parent each hereby authorizes the Lender to execute and file or record, if necessary, any such financing statement, instrument, document, notice and agreement on its behalf, as

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applicable. The parties agree that a carbon,  photographic or other reproduction of this Agreement shall be sufficient as a financing statement.

     2.5 Voting Rights, Dividends, etc. with respect to Pledged Securities.

     (a) So long as no Event of Default shall have occurred and be continuing, Parent shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Securities or any part thereof for any purpose not prohibited by the terms of this Agreement, including, without limitation, the right to have the Pledged Securities registered in the name of Parent, to the extent the Pledged Securities may be so registered.

     (b) Parent hereby delivers the certificates evidencing the Pledged Securities to the Lender. Upon the occurrence and during the continuance of an Event of Default, at the option of the Lender, all rights of Parent to exercise the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 2.5(a) hereof shall cease, and all such rights shall thereupon become vested in the Lender, who shall thereupon have the sole right to exercise such voting and other consensual rights.

     (c) So long as no Event of Default shall have occurred and be continuing, subject to Section 2.5(f) hereof and except as otherwise provided in Section 2.5(d) hereof, Parent shall be entitled to receive and retain any dividends, cash, securities, instruments and other Property from time to time paid, payable or otherwise distributed in respect to the Pledged Securities.

     (d) Upon the occurrence and during the continuance of an Event of Default, all rights of Parent to receive dividends, cash, securities, instruments and other Property that it would otherwise be authorized to receive and retain pursuant to Section 2.5(c) hereof shall cease and all rights to dividends, cash, securities, instruments and other Property shall thereupon be vested in the Lender, who shall thereupon have the sole right to receive and hold as Collateral such dividends, cash, securities, instruments and other Property. All

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dividends, cash, securities, instruments and other Property that are received by
Parent in contravention of the provisions of this Section 2.5(d) shall be received in trust for the benefit of the Lender, shall be segregated from other Property or funds of Parent and shall be forthwith delivered to the Lender, as Collateral in the same form as so received (with any necessary endorsement and documents of transfer).

     (e) Parent hereby irrevocably appoints the Lender, upon the occurrence and during the continuance of an Event of Default, as its proxy holder with respect to the Pledged Securities with full power and authority, pursuant to the written instructions of the Lender, to vote the Pledged Securities and otherwise act with respect to the Pledged Securities on behalf of Parent. This proxy is coupled with an interest and shall be irrevocable for so long as any of the Obligations remain in existence.

     (f) Parent agrees that it will cause the issuers of the Pledged Securities not to issue any capital stock or limited partnership interests or options, warrants, convertible securities or other rights, contingent or absolute, to acquire any capital stock, whether in addition to, by stock dividend or other distribution upon, or in substitution for, the Pledged Securities, or otherwise, unless such stock, instruments or securities are forthwith pledged as herein provided.

     2.6 Insurance. All insurers under all Insurance Policies will be directed to pay all proceeds payable thereunder in respect of the Collateral directly to the Lender to be held as Collateral. The Company and Parent each irrevocably makes, constitutes and appoints the Lender (and all Persons designated by the Lender) as its true and lawful attorney and agent-in-fact for the purposes of making, settling and adjusting all claims under all Insurance Policies, endorsing its name on any check, draft, instrument or other item of payment for the proceeds of the Insurance Policies and for making all determinations and decisions with respect thereto to the extent the Insurance Policies relate to the Collateral, in each case, as directed pursuant to the written instructions of the Lender. In the event that at any time or times hereafter any of the Insurance Policies required above is not obtained or maintained, or any Person fails to perform any obligation or pay any premium in whole or in part relating


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thereto,  then the Lender may obtain and maintain such Insurance  Policies,  pay such premiums and take any other action with respect thereto as the Lender determines in its sole discretion. All sums so disbursed by the Lender, including, without limitation, attorneys' fees, court costs, expenses and other charges relating thereto, shall be additional Obligations hereunder, payable on demand and secured by the Collateral.

     2.7 Protection of Collateral; Reimbursement. All expenses of protecting, storing, warehousing, insuring, handling, maintaining, and shipping the Collateral, and any and all excise, property, sales, and use taxes imposed by any state, federal, or local authority on any of the Collateral or in respect of the sale thereof shall be borne and paid by the Company and Parent, as applicable. If the Company or Parent, as applicable, fails to pay promptly any portion thereof when due, the Lender may pay the same. All sums so disbursed by the Lender, including, without limitation, attorneys' fees, court costs, expenses and other charges relating thereto, shall be additional Obligations hereunder, payable on demand and secured by the Collateral. The Lender shall not be liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, or other Person whomsoever, but the same shall be at the Company's and Parent's sole risk.

3.   EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT.

     3.1 Events of Default. An "Event of Default" under this Agreement shall exist if at any time an Event of Default (as defined in the Loan Agreement) shall exist.

     3.2 Remedies. The Lender shall have the following rights and remedies upon the occurrence of an Event of Default:

     (a) all of the rights and remedies of a secured party under the Uniform Commercial Code as in effect in the State of New York, and all other legal and equitable rights to which the Lender may be entitled under this Agreement, or under other applicable law, including the right to have a receiver appointed for


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all of the  property of the Company or Parent,  all of which rights and remedies shall be cumulative, and none of which shall be exclusive;

     (b) the right to take immediate possession of the Collateral, and (i) require the Company to assemble each item of Collateral, at the Company's expense, and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties, and (ii) enter any of the premises wherever the Collateral shall be located, with or without force or process of law, and to keep and store the same on said premises until sold (and if said premises be the property of a Person executing this Agreement, such Person agrees not to charge the Lender for storage thereof for a period of at least ninety (90) days after sale or disposition of said Collateral);

     (c) the right to sell or otherwise to dispose of all or any Collateral in its then condition, or after any further manufacturing or processing thereof, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit (without any assumption of credit risk), or any combination thereof, and at such locations as may be stated in such notice, all as the Lender, in its sole discretion, may deem advisable (the Company and Parent each hereby agreeing that ten (10) days' prior written notice to any of them of any public or private sale or other disposition of Collateral shall be reasonable notice thereof);

     (d) the right to conduct any such sales on the premises of any Person executing this Agreement, without charge therefor, and to adjourn such sales from time to time in accordance with applicable law;

     (e) a license or other right to use, without charge, the labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral, and the rights under all licenses and all franchise agreements; and


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     (f)  the  right  to  proceed  by a suit or  suits  at law or in  equity  to foreclose the security interest granted under this Agreement and to sell the Collateral, or any portion thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction.

     3.3 Pledged Securities.

     (a) Parent agrees that the Lender shall not be required to register or qualify any of the Pledged Securities under any applicable state or federal securities laws in connection with any sale thereof if such sale is effected in a manner that complies with all applicable federal and state securities laws. In effecting any such sale, the Lender shall be authorized (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to three
(3) Persons, who will represent and agree that they are purchasing the Pledged Securities for their own account for investment and not with a view to the distribution or sale thereof. In the event that any such Pledged Securities are sold at private sale after the Lender has sought bids by the method approved in the preceding sentence, so long as one of such bids was accepted, Parent agrees that

          (i) the sale shall be deemed to be commercially reasonable in all respects,

          (ii) Parent shall not be entitled to a credit against the Obligations in an amount in excess of the purchase price, and

          (iii) the Lender shall not incur any liability or responsibility to Parent in connection therewith, notwithstanding the possibility that a substantially higher price might have been realized at a public sale.

     (b) Parent recognizes that a ready market may not exist for the Pledged Securities if it is not regularly traded on a recognized securities exchange, and that a sale by the Lender of any of the Pledged Securities for an amount substantially less than a pro rata share of the Fair Market Value of the issuer's assets minus the amount of such issuer's liabilities may be

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commercially  reasonable  in view of  difficulties  that may be  encountered  in attempting to sell Pledged Securities that is privately traded.

     (c) Upon the occurrence of an Event of Default and the sale of the Pledged Securities, the Company and Parent will fully cooperate with the Lender to comply with the rules and regulations of the FCC and other requirements of law to effectuate such sale, including the giving of requisite notices to the FCC and the solicitation of consents therefrom.

     3.4 Purchase by the Lender. In the event that the Lender shall purchase all or any portion of the Collateral at any such sale, the Lender may elect to apply a portion of the Obligations owing to it in satisfaction of part of the purchase price of all or such portion of the Collateral so purchased. Such part of the purchase price shall be equal to the amount that would be distributed to the Lender pursuant to Section 3.5 as a result of such purchase if the Lender had paid such purchase price entirely in cash.

     3.5 Application of Proceeds. All proceeds realized by the Lender from any sale or other realization on the Collateral shall be applied to the Obligations as follows:

          First, to the payment of reasonable costs and expenses of foreclosure or suit, if any, and of such sale or other exercise of rights, and of all proper expenses, liabilities and advances, including legal expenses and attorneys' fees (including, without limitation, the allocated costs of staff counsel of the Lender), incurred or made hereunder by the Lender, or any other amounts then due but unpaid to the Lender and of all taxes, assessments or liens superior to the Security Interest, except any taxes, assessments or superior liens subject to which said sale or other disposition may have been made;

          Second, to the payment of unpaid principal of the Obligations;

          Third, to the payment of unpaid interest on the principal of the Obligations;

          Fourth, to the payment of unpaid fees with respect to the Obligations and all other amounts owing under the Loan Agreement to the Persons entitled to payment thereunder; and

          Fifth, to the payment of the surplus, if any, arising from an exercise of rights with respect to the Collateral, to the Company or Parent, as applicable, their successors and assigns, or to whomsoever may be lawfully entitled to receive the same.

The Company and Parent shall remain liable hereunder for payment of any deficiency on the Obligations after application of such proceeds.

     3.6 Remedies Cumulative. All covenants, conditions, provisions, warranties, guaranties, indemnities and other undertakings contained in this Agreement, or in any document referred to herein or contained in any agreement supplementary hereto, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions or agreements herein contained. The failure or delay of the Lender to exercise or enforce any rights, powers or remedies hereunder or under any of the aforesaid agreements or other documents shall not operate as a waiver of such rights, powers and remedies, but all such rights, powers and remedies shall continue in full force and effect until all of the Obligations shall have been fully satisfied, and all rights, powers and remedies herein provided for are cumulative and none is exclusive. No single or partial exercise by the Lender of any right, power or remedy under this Agreement shall preclude the exercise of any other right, power or remedy.

     4. APPOINTMENT OF LENDER AS LAWFUL ATTORNEY.

     Upon the occurrence and during the continuance of an Event of Default, the Company and Parent each irrevocably designates, makes, constitutes and appoints the Lender (and all Persons designated by Lender) as their respective true and lawful attorney (and agent-in-fact); and the Lender, or the Lender's agent, without notice to any of them, and at such time or times as the Lender or said agent, in its sole discretion, may determine in its or the Bank's name, at its option, may (i) demand payment of the Accounts; (ii) enforce payment of the

Accounts, by legal proceedings or otherwise; (iii) exercise all of its rights and remedies with respect to the collection of the Accounts and any other Collateral; (iv) settle, adjust, compromise, extend or renew the Accounts; (v) settle, adjust or compromise any legal proceedings brought to collect the Accounts; (vi) if permitted by applicable law, sell or assign the Accounts and other Collateral upon such terms, for such amounts and at such time or times as the Lender deems advisable; (vii) discharge and release the Accounts and any other Collateral; (viii) take control, in any manner, of any item of payment or proceeds relating to any Collateral; (ix) prepare, file and sign its name on a proof of claim in bankruptcy or similar document against any account debtor; (x) prepare, file and sign its name on any notice of lien, assignment or satisfaction of lien or similar document in connection with the Accounts; (xi) do all acts and things necessary, in the Bank's sole discretion, to fulfill its obligations under this Agreement; (xii) endorse its name upon any of the items of payment or proceeds relating to any Collateral and deposit the same to the account of the Lender on account of the Obligations; (xiii) endorse its name upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Accounts, Inventory or any other Collateral; (xiv) use its stationery and sign its name to verifications of the Accounts and notices thereof to account debtors; (xv) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Accounts, Inventory and any other Collateral to which it has access; and (xvi) exercise any and all of its rights under each contract to which it is a party or under which it has rights (including the right to enter into possession of and use any and all Property leased or licensed it, as lessee or licensee, the right to use any or all of the facilities made available to it and the right to make all waivers and agreements, to give all notices, consents and releases, to take all action upon the happening of any default giving rise to a right in favor of it under any of such contracts, and to do any and all other things whatsoever which it is or may become entitled to do under any of such contracts).

     5. MISCELLANEOUS.

     5.1 Modification of Agreement. This Agreement may not be modified, altered or amended, and no provision may be waived, except by an agreement in writing signed by the party against whom enforcement would be sought.

     5.2 Expenses and Indemnity. Each Person, except the Lender, executing this Agreement will upon demand pay to the Lender the amount of any and all reasonable expenses, including the fees and expenses of its counsel and of any experts and agents, which it may incur in connection with

     (a) the preparation, execution, or administration of this Agreement, or any amendments, or proposed amendments, hereto,

     (b) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral,

     (c) the exercise or enforcement of any of its rights or responsibilities hereunder, or

     (d) the failure by each Person, except the Lender, executing this Agreement to perform or observe any of the provisions hereof.

     In addition, each Person, except the Lender, executing this Agreement agrees to indemnify, and hold harmless, the Lender, on demand, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, reasonable costs (including the allocated costs to it of in-house legal services) and fees, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against it in any way relating to or arising out of this Agreement or any action taken or omitted by it under this Agreement, provided that no such Person shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, fees, expenses or disbursements resulting from the Lender's gross negligence, willful misconduct or bad faith.

     Any amounts payable under this Section 5.2, and any other amounts that become Obligations pursuant to any provision of this Agreement, shall bear interest from the date such amounts shall be paid by the Lender at the Default Rate provided in the Loan Agreement on demand, and shall constitute additional Obligations secured by the Collateral.

     5.3 Waiver and Estoppel.

     (a) The Company and Parent each agrees, to the extent it may lawfully do so, that it will not at any time in any manner whatsoever claim or take the benefit or advantage of, any appraisement, valuation, stay, extension, moratorium, turnover or redemption law, or any law permitting it to direct the order in which the Collateral shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this Agreement, and hereby waives all benefit or advantage of all such laws.

     (b) The Company and Parent each to the extent it may lawfully do so, on behalf of itself and all who may claim through or under it, including without limitation any and all subsequent creditors, vendees, assignees and lienors, waives and releases all rights to demand or to have any marshalling of the Collateral upon any sale, whether made under any power of sale granted herein or pursuant to judicial proceedings or upon any foreclosure or any enforcement of this Agreement and any documents or instruments executed in connection therewith.

     (c) The Company and Parent each waives, to the extent it may lawfully do so, presentment, demand, protest and any notice of any kind or nature including, without limitation, notice of default, notice of any assertion of any right by the Lender or notice of action or inaction on the part of the Lender or any other Person (except notices explicitly required hereunder) in connection with this Agreement or the Collateral.

     (d) The Company and Parent each waives, to the extent it may lawfully do so, any right to require the Lender to proceed against any Person, to exhaust any other collateral or security interests or guaranties, to pursue any other remedy, or to pursue any of such rights in any particular order or manner, and waives any defenses arising by reason of any disability or other defense of any other Person. The Lender may act against the Company or Parent to enforce their respective obligations and liabilities hereunder, whether or not any action is brought against the others or any other Person and whether or not any other Person is joined in any such action or actions.

     5.4 Termination. This Agreement shall terminate when all the Obligations have been fully and indefeasibly paid and performed, provided that each of the Company and Parent shall be solvent immediately after satisfaction of the Obligations. If any of them shall not be solvent, this Agreement shall not terminate and the Lender shall take no action under this Section 5.4 until 91 days after the satisfaction of the Obligations.

Upon such termination, the Lender shall reassign and redeliver (or cause to be reassigned and redelivered) to the Company and Parent, as applicable, or to such Person or Persons as the Company and Parent, as applicable, shall designate or to whomever may be lawfully entitled thereto, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise applied by the Lender pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release. Any such reassignment shall be without recourse upon or warranty by the Lender and at the expense of the Company and Parent, as applicable.

     5.5 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH NEW YORK LAW.

     5.6 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective. If any provisions of this Agreement or any Lien or other right of the Lender hereunder shall be held to be invalid, illegal or unenforceable under applicable law, such invalidity, illegality or unenforceability shall not affect any other provision herein or any Lien or other right granted hereby.

     5.7 Section Headings. The section headings contained in this Agreement appear as a matter of convenience only, do not constitute a part of this Agreement and shall not affect the construction hereof.

     5.8 Restoration of Rights and Remedies. If the Lender shall have instituted any proceeding to enforce any right or remedy under this Agreement and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Lender, then and in every such case the Lender, as the case may be, and the Company and Parent, shall, except as may be limited or affected by any determination in such proceeding, be restored severally and respectively to their respective former positions hereunder, and thereafter all rights and remedies of the Lender, and the rights and remedies of the Company and Parent, shall continue as though no such proceeding had been instituted.

     5.9 Duplicate Originals; Execution in Counterpart. Two or more duplicate originals of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument. This Agreement may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party hereto, and each set of counterparts which, collectively, show execution by each party hereto shall constitute one duplicate original.

     5.10 Notice. Except as otherwise provided herein, any notice required hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered either when actually received by the addressee or upon deposit in the United States mail, first class, with proper postage prepaid, and addressed to the party to be notified as follows:

     (a) if to the Company and Parent, at:

                           140 58th Street
                           Lot 7E
                           Brooklyn, New York 11220

     With a copy of any notice relating to an Event of Default to:

                           Willkie Farr & Gallagher
                           787 Seventh Avenue
                           New York, New York 10019-6099
                           Attention: Bruce R. Kraus, Esq.

                  (b)      if to Lender, at:

                           WinStar Communications, Inc.
                           230 Park Avenue -- Suite 3126
                           New York, New York 10169
                           Attention:        Timothy R. Graham

     With a copy of any notice relating to an Event of Default to:

                            Graubard Mollen & Miller
                            600 Third Avenue
                            New York, New York 10016
                            Attention: David Alan Miller

or to such other address as each party may designate by like notice given in accordance with this Section 5.10. Failure to provide a copy of a notice to Willkie Farr & Gallagher will not otherwise affect the validity or effectiveness of such notice.

     5.11 Waiver of Trial by Jury; Set-off or Counterclaim. The Company and Parent each waives trial by jury, and the right to interpose any set-off or counterclaim of any nature or description in any litigation in any court with respect to, in connection with, or arising out of, this Agreement or any instrument or document delivered pursuant hereto or the validity, interpretation, collection or enforcement hereof.

     5.12 Certain Refundings. The provisions of this Agreement shall continue to apply to amounts outstanding under the Loan Agreement following any repayment and reborrowing of the Loans contemplated by the Loan Agreement.

     5.13 Certain Bankruptcy Matters. The obligations of the parties hereto shall not be affected by the bankruptcy or insolvency of the Company or Parent or by the invalidity, disallowance or subordination of any of the Obligations under Section 548 of the Federal Bankruptcy Code, under the Uniform Fraudulent Conveyance Act as in effect in any state or under any similar statute or rule of law (whether asserted by a creditor, a trustee in bankruptcy or a debtor in possession).

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year specified at the beginning hereof.

                            CELLULARVISION OF NEW YORK, L.P.
                            By:      CELLULARVISION CAPITAL CORP.,
                                      General Partner


                            By:_______________________________________________
                            Name:    Shant Hovnanian
                            Title:   Chairman & Chief Executive Officer


                            CELLULARVISION USA, INC.


                            By:_______________________________________________
                            Name:    Shant Hovnanian
                            Title:   Chairman & Chief Executive Officer


                            WINSTAR COMMUNICATIONS, INC.


                            By:_______________________________________________
                            Name:    Timothy R. Graham
                            Title:   Executive Vice President